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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Kaneb Pipe Line Company LLC:


         We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                                       KPMG LLP


Dallas, Texas
October 11, 2001